united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: 513-587-3400

Date of fiscal year end: 11/30

Date of reporting period: 11/30/22

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Auer Growth Fund

Annual Report

November 30, 2022

Fund Adviser:

SBAuer Funds, LLC

8801 River Crossing Blvd, Suite 100

Indianapolis, IN 46240

Toll Free (888) 711-AUER (2837)

www.sbauerfunds.com

Auer Growth Fund
Management’s Discussion of Fund Performance (Unaudited)
November 30, 2022

Research, Process and Discipline are what drives the Auer Growth Fund (the “Fund”). We manually review every US listed stock that publicly reports earnings. We rigorously apply our investment process in selecting only the best of the best of companies to include in the portfolio. The Worst stock in the portfolio has increased earnings by 25%, Sales by 20% and is trading for a 12 price-to-earnings ratio. A large portion of the portfolio we build for you is much stronger than that. Research and Process alone are nothing without the discipline to stick with your strategy. Discipline is very easy to say but very hard to do. For several years, our deep value, real earnings, low debt approach was out of favor. It’s hard to watch as FANG stock shoots to the moon or Crypto hits it out of the park. We watched some of our peers fall prey to the temptation and become closet indexers. However, we stayed true to our discipline. From the beginning, we have said we will be what we say we are: a true go anywhere fund that is fundamentally based, growth oriented and focused on only selecting the best companies. We believe now more than ever the Auer Growth Fund is a perfect complement to your indexed portfolio.

Investing Environment

The year since our last message to you has been very eventful. We have seen the Russians invade the Ukraine, COVID-19 (“COVID”) all but disappear from the headlines and the Federal Reserve make the most aggressive steps in its history to curb inflation. All of these shocks to the system have had a significant negative impact to the short-term market performance. We believe that, long-term, the rise in interest rates is a very positive factor. The market has seen 10+ years of unrestrained borrowing at near zero interest rates. Just like it is not healthy for people to live on a diet of donuts and soft drinks, it is not healthy for the market long-term to exist on a diet of free money. We see the tightening of the money supply as a necessary and positive step to long-term market health. The Russian invasion of the Ukraine, while still on going, has led to a great deal of geo-political instability, which is likely to continue and increase into the winter and spring of 2023. Aside from the risk of the conflict widening, we have seen supplies, including energy, fertilizer, wheat and iron, being threatened. We see this trend continuing and becoming more acute. This is of particular concern in Europe and the developing world. While the focus on COVID has diminished, it and other new diseases continue to be an underlying concern.

Underlying these shocks to the system, we have seen the trend of de-globalization continue. While this is a long-term process, we believe de-globalization could have a much greater impact on financial markets. We have seen a number of Fortune 500 companies commit billions to bring manufacturing back to the US. We see this as a significant indication of

Auer Growth Fund
Management’s Discussion of Fund Performance (Unaudited) (continued)
November 30, 2022

where large companies see their future opportunities. This is a strong endorsement of the business environment in the US.

Performance Discussion

We couldn’t be happier with the way the Auer Growth Fund has performed in the last 12 months. As of the fiscal year ended November 30, 2022, the Fund was up 29.12% compared to the S&P 500® Index, which was down (9.21)% over the same period. The Auer Growth Fund was ranked #1 out of 480 funds in the Small Cap Growth category over the same period. We see our investment selections in two key sectors driving the Fund’s outperformance over the last 12 months. Energy and Industrials together comprised the majority of the portfolio and performed very well compared to the market as a whole. As you know, we do not target specific sectors of the market for inclusion in the portfolio. Applying our research process, we identified growth trends in companies early and invested early and garnered the performance over the last year. While Energy and Industrials performed well for us, we did see our investment in home builders and bulk shippers create a slight drag on the portfolio. Our builders, while individually having strong financials and large back logs, are interest rate sensitive and suffered as a result. Our bulk shippers have long-term contracts and a large back log but are slightly out of favor as a result of China’s COVID lockdown policy and longer term as industries move production back on shore. We are very happy with how the portfolio has performed over the last year. Looking at the 5-year period, the Fund was up 10.42% compared to the S&P 500® Index, which was up 10.98%. While we didn’t outperform over the 5-year period, we were facing the headwinds of very loose monetary policy that has now come to an end with rising interest rates. This impact can also be seen in the 10-year return of the Fund at 9.93% compared to the S&P 500® Index at 13.34%. While we believe this cycle has turned in our favor, we still have some catching up to do. Additional details can be found on our newly redesigned website at www.sbauerfunds.com.

Investment Outlook

Looking forward, we see the impact of the Russia-Ukraine conflict to continue well into 2023. Even with a quick diplomatic solution, it will be quite sometime before the Ukrainian industry is back online and producing iron like it was pre-war. Wheat and fertilizer production will also take time to recover. Even with a quick diplomatic solution, Russia is likely to face some level of sanctions for the intermediate term but we believe it is likely that the need for energy in Europe will lead to a de-escalation of those sanctions.

Auer Growth Fund
Management’s Discussion of Fund Performance (Unaudited) (continued)
November 30, 2022

We see the Federal Reserve continuing to keep interest rates at this level and incrementally increase them over time. We hope they will take a more measured approach rather than the panic application we have seen over the last year.

What does this mean for the Auer Growth Fund? We see this as a great environment for a stock picking fund. As interest rates rise and supplies of energy and materials remain constrained, it creates pockets of opportunity and inefficiency in the market, which we specialize in finding. We will continue to research new companies, apply our investment process of finding high growth opportunities in overlooked industries and rigorously apply our discipline in building you the best possible portfolio.

Investment Results (Unaudited)

Average Annual Total Returns*
as of November 30, 2022

	One Year	Five Year	Ten Year
Auer Growth Fund	29.12%	10.42%	9.93%
S&P 500® Index(a)	(9.21)%	10.98%	13.34%

Total annual operating expenses, as disclosed in the Auer Growth Fund (the “Fund”) prospectus dated March 30, 2022, were 2.37% of average daily net assets. Additional information pertaining to the Fund’s expense ratios as of November 30, 2022 can be found in the financial highlights.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance quoted. The Fund’s investment objective, risks, charges and expenses should be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling (888) 711-2837.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

(a)	The S&P 500® Index (the “Index”) is an unmanaged index generally representing the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Individuals cannot invest directly in the Index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

You should consider the Fund’s investment objective, risks, charges and expenses carefully before you invest. The Fund’s prospectus contains important information about the Fund’s investment objective, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (888) 711-2837.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Investment Results (Unaudited) (continued)

Comparison of the Growth of a $10,000 Investment in the Auer Growth Fund and the S&P 500® Index.

The chart above assumes an initial investment of $10,000 made on November 30, 2012 and held through November 30, 2022. The S&P 500® Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (888) 711-2837. You should carefully consider the investment objective, risks, charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, Member FINRA/SIPC.

Fund Holdings (Unaudited)

Auer Growth Fund Holdings as of November 30, 2022*

*	As a percentage of net assets.

The investment objective of the Fund is long-term capital appreciation.

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks traded on major U.S. exchanges, markets, and bulletin boards that SBAuer Funds, LLC (the “Adviser”) believes present the most favorable potential for capital appreciation.

Availability of Portfolio Schedule (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and the Fund’s portfolio holdings, as disclosed on its most recent Form N-PORT, are listed on the Fund’s website at www.sbauerfunds.com.

Auer Growth Fund
Schedule of Investments
November 30, 2022

COMMON STOCKS — 98.25%	Shares	Fair Value

Communication Services — 2.08%
Perion Network Ltd.(a)	31,000	$850,330

Consumer Discretionary — 10.67%
Dream Finders Homes, Inc.(a)	18,500	182,040
Forestar Group, Inc.(a)	4,700	69,701
General Motors Co.	20,000	811,200
KB Home	8,300	260,537
Landesa Home Corp.(a)	32,000	175,680
Lennar Corp., Class A, A	9,600	843,168
Marine Products Corp.	18,000	209,700
Skyline Champion Corp.(a)	6,000	311,940
Toll Brothers, Inc.	4,000	191,640
TravelCenters of America, Inc.(a)	15,000	767,250
Virco Manufacturing Corp.(a)	40,000	168,000
Winnebago Industries, Inc.	6,500	380,835
		4,371,691
Consumer Staples — 2.88%
Cal-Maine Foods, Inc.	5,700	332,196
Clearwater Paper Corp.(a)	10,000	390,300
Thorne HealthTech Inc.(a)	95,000	456,000
		1,178,496
Energy — 26.60%
Comstock Resources, Inc.	20,000	367,000
Coterra Energy, Inc.	23,000	641,930
Devon Energy Corp.	3,000	205,560
Earthstone Energy, Inc., Class A(a)	50,000	792,000
Epsilon Energy Ltd.	80,000	588,800
Halliburton Co.	22,300	844,947
Imperial Petroleum, Inc.(a)	435,000	154,991
Liberty Oilfield Services, Inc., Class A (a)	23,000	380,190
Mammoth Energy Services, Inc.(a)	33,000	199,320
Matador Resources Co.	6,300	418,068
Mexco Energy Corp.(a)	9,400	137,240
Murphy Oil Corp.	17,200	811,839
NexTier Oilfield Solutions, Inc. (a)	13,500	137,565
Occidental Petroleum Corp.	5,600	389,144
PBF Energy, Inc., Class A	19,500	775,515
PDC Energy, Inc.	2,100	156,072
Peabody Energy Corp.(a)	17,000	542,980
Phillips 66	7,100	769,924
PHX Minerals, Inc.	90,000	324,900
Range Resources Corp.	24,000	692,880
Ranger Oil Corp.	10,000	435,700
Ring Energy, Inc.(a)	190,000	513,000
U.S. Silica Holdings, Inc.(a)	15,000	196,350

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund
Schedule of Investments (continued)
November 30, 2022

COMMON STOCKS — 98.25%	Shares	Fair Value

Energy — 26.60% - (continued)
World Fuel Services Corp.	15,000	$426,750
		10,902,665
Financials — 12.86%
AmeriServ Financial, Inc.	46,000	188,140
Banco Latinoamericano de Comercio Exterior, S.A.	12,000	197,880
BankFinancial Corp.	40,000	394,400
Bankwell Financial Group, Inc.	5,000	147,950
BCB Bancorp, Inc.	8,300	156,455
Carter Bankshares, Inc.(a)	8,500	157,590
Consumer Portfolio Services, Inc.(a)	40,000	344,800
First National Corp.(a)	11,000	206,140
First US Bancshares, Inc.	11,500	97,750
Investar Holding Corp.	7,500	166,050
Ladder Capital Corp.	35,000	388,500
Magyar Bancorp, Inc.	13,500	174,825
MainStreet Bancshares, Inc.	14,000	404,600
Metropolitan Bank Holding Corp.(a)	11,500	730,710
Northeast Community Bancorp, Inc.	13,500	195,075
OceanFirst Financial Corp.	8,000	186,880
Penns Woods Bancorp, Inc.(a)	8,000	206,880
PennyMac Mortgage Investment Trust	28,000	427,560
The Bank of Princeton	4,000	130,200
Third Coast Bancshares, Inc.(a)	11,000	216,040
Washington Federal, Inc.	4,300	151,661
		5,270,086
Health Care — 1.65%
Sensus Healthcare, Inc.(a)	45,000	300,600
SIGA Technologies, Inc.	41,000	376,380
		676,980
Industrials — 21.62%
Alaska Air Group, Inc.(a)	8,200	389,008
ArcBest Corp.	9,500	786,315
Costamare, Inc.	32,000	308,480
Euroseas Ltd.	37,500	763,875
GEE Group Inc.(a)	220,000	176,000
Globus Maritime Ltd.(a)	88,000	120,560
Herc Holdings, Inc.	6,500	833,105
Heritage-Crystal Clean, Inc.(a)	13,500	426,600
Hub Group, Inc., Class A(a)	9,300	782,595
Insteel Industries, Inc.	7,500	221,175
JetBlue Airways Corp.(a)	48,000	382,080
Mayville Engineering Co., Inc.(a)	20,000	255,600
Northwest Pipe Co.(a)	5,700	213,522
PACCAR, Inc.	4,000	423,640
PAM Transportation Services, Inc.(a)	4,400	123,332

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund
Schedule of Investments (continued)
November 30, 2022

COMMON STOCKS — 98.25%	Shares	Fair Value

Industrials — 21.62% - (continued)
Park-Ohio Holdings Corp.	15,000	$200,250
Perma-Pipe International Holdings, Inc.(a)	12,500	122,000
RCM Technologies, Inc.(a)	21,000	320,880
Southwest Airlines Co.(a)	4,200	167,622
Sypris Solutions, Inc.(a)	72,000	163,440
Taylor Devices, Inc.(a)	15,700	210,694
Titan Machinery, Inc.(a)	11,200	493,136
Wabash National Corp.	39,000	977,730
		8,861,639
Materials — 11.06%
AdvanSix, Inc.	8,300	341,628
Ascent Industries Co.(a)	12,000	127,560
Commercial Metals Co.	7,200	354,384
FutureFuel Corp.	50,000	442,000
Intrepid Potash, Inc.(a)	18,000	648,900
LSB Industries, Inc.(a)	22,500	347,175
Mosaic Co. (The)	4,800	246,240
Nutrien Ltd.	5,000	402,000
Ramaco Resources, Inc.	64,000	732,800
Rayonier Advanced Materials, Inc.(a)	27,000	208,980
Sonoco Products Co.	4,500	276,165
Warrior Met Coal, Inc.	11,000	405,020
		4,532,852
Technology — 8.83%
Addvantage Tech Group, Inc.(a)	90,000	153,900
Avnet, Inc.	6,100	275,537
Jabil, Inc.	5,500	397,045
MaxLinear, Inc., Class A(a)	12,000	439,200
Photronics, Inc.(a)	40,000	752,000
Richardson Electronics, Ltd.	9,700	246,768
Sanmina Corp.(a)	6,100	403,149
Super Micro Computer, Inc.(a)	5,800	523,334
United Microelectronics Corp. - ADR	30,000	226,200
Valero Energy Corp.	1,500	200,430
		3,617,563

Total Common Stocks (Cost $37,599,532)		40,262,302

MONEY MARKET FUNDS — 1.51%
Fidelity Investments Money Market Government Portfolio, Class I, 3.56%(b)	619,601	619,601
Total Money Market Funds (Cost $619,601)		619,601
Total Investments — 99.76% (Cost $38,219,133)		40,881,903

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund
Schedule of Investments (continued)
November 30, 2022

Other Assets in Excess of Liabilities — 0.24%	$97,823
NET ASSETS — 100.00%	$40,979,726

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of November 30, 2022.

ADR - American Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund
Statement of Assets and Liabilities
November 30, 2022

Assets
Investments in securities at fair value (cost $38,219,133)	$40,881,903
Receivable for fund shares sold	123,319
Dividends receivable	42,430
Prepaid expenses	13,646
Total Assets	41,061,298

Liabilities
Payable for fund shares redeemed	45
Payable to Adviser	48,808
Payable to affiliates	9,787
Other accrued expenses	22,932
Total Liabilities	81,572
Net Assets	$40,979,726

Net Assets consist of:
Paid-in capital	$36,178,992
Accumulated earnings	4,800,734
Net Assets	$40,979,726
Shares outstanding (unlimited number of shares authorized, no par value)	2,809,069
Net asset value, offering and redemption price per share (a)	$14.59

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within seven days of purchase.

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund
Statement of Operations
For the year ended November 30, 2022

Investment Income
Dividend income (net of foreign taxes withheld of $4,392)	$654,956
Total investment income	654,956

Expenses
Adviser	456,098
Fund accounting	34,261
Administration	33,193
Legal	22,120
Audit and tax preparation	19,311
Transfer agent	18,630
Trustee	17,177
Compliance services	12,000
Registration	10,978
Report printing	8,306
Custodian	5,148
Insurance	2,665
Pricing	2,006
Miscellaneous	29,567
Total expenses	671,460
Net investment loss	(16,504)

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	6,172,688
Net realized loss on foreign currency translations	(34)
Net change in unrealized appreciation of investment securities	1,123,728
Net realized and change in unrealized gain on investments	7,296,382
Net increase in net assets resulting from operations	$7,279,878

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund
Statements of Changes in Net Assets
November 30, 2022

	For the	For the
	Year Ended	Year Ended
	November 30,	November 30,
	2022	2021
Increase (Decrease) in Net Assets due to:
Operations
Net investment loss	$(16,504)	$(175,426)
Net realized gain on investment securities and foreign currency translations	6,172,654	6,995,542
Net change in unrealized appreciation of investment securities	1,123,728	247,993
Net increase in net assets resulting from operations	7,279,878	7,068,109

Capital Transactions
Proceeds from shares sold	15,979,053	229,369
Proceeds from redemption fees(a)	1,028	—
Amount paid for shares redeemed	(6,118,299)	(1,893,634)
Net increase (decrease) in net assets resulting from capital transactions	9,861,782	(1,664,265)
Total Increase in Net Assets	17,141,660	5,403,844

Net Assets
Beginning of year	23,838,066	18,434,222
End of year	$40,979,726	$23,838,066

Share Transactions
Shares sold	1,174,336	20,865
Shares redeemed	(475,535)	(185,065)
Net increase (decrease) in shares outstanding	698,801	(164,200)

(a)	The Fund charges a 1.00% redemption fee on shares redeemed within seven days of purchase.

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund
Financial Highlights

(For a share outstanding during each year)

	For the Years Ended November 30,
	2022		2021	2020		2019	2018
Selected Per Share Data:
Net asset value, beginning of year	$11.30		$8.10	$8.12		$7.85	$8.89

Income from investment operations:
Net investment loss	(0.01	) (a)	(0.08)	(0.02)		(0.06)	(0.07)
Net realized and unrealized gain (loss)	3.30		3.28	—	(b)(c)	0.33	(0.97)
Total from investment operations	3.29		3.20	(0.02)		0.27	(1.04)

Paid in capital from redemption fees	—	(b)	—	—		—	— (b)
Net asset value, end of year	$14.59		$11.30	$8.10		$8.12	$7.85

Total Return(d)	29.12%		39.51%	(0.25)%		3.44%	(11.70)%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$40,980		$23,838	$18,434		$23,963	$25,807
Ratio of expenses to average net assets	2.20%		2.37%	2.56%		2.31%	2.15%
Ratio of net investment loss to average net assets	(0.05)%		(0.76)%	(0.09)%		(0.64)%	(0.74)%
Portfolio turnover rate	149%		150%	169%		210%	172%

(a)	Calculation based on the average number of shares outstanding during the period.

(b)	Rounds to less than $0.005 per share.

(c)	Realized and unrealized gains and losses in the caption are balancing amounts necessary to reconcile the change in net in net asset value for the period and may not reconcile with the Statement of Operations due to share transactions for the period.

(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See accompanying notes which are an integral part of these financial statements.

Auer Growth Fund
Notes to the Financial Statements
November 30, 2022

NOTE 1. ORGANIZATION

The Auer Growth Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified series of Unified Series Trust (the “Trust”) on September 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 14, 2002, as amended (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The investment objective of the Fund is long-term capital appreciation. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is SBAuer Funds, LLC (the “Adviser”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended November 30, 2022, the Fund did not have any liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations when incurred. During the year, the Fund did not incur any interest or penalties. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three

Auer Growth Fund
Notes to the Financial Statements (continued)
November 30, 2022

tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in real estate investment trusts (“REITs”) that represent a return of capital or capital gain are recorded as a reduction of the cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported. Estimates are based on the most recent REIT distributions information available. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation – The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange each business day to determine the value of investments, and other assets and liabilities. Purchases and sales of foreign securities, and income and expenses, are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the realized and unrealized gain or loss from investments. Net realized gain (loss) on foreign currency translations on the Statement of Operations represents currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends

Auer Growth Fund
Notes to the Financial Statements (continued)
November 30, 2022

and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund. There were no such reclassifications for the fiscal year ended November 30, 2022.

Redemption Fees – The Fund charges a 1.00% redemption fee for shares redeemed within 7 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Auer Growth Fund
Notes to the Financial Statements (continued)
November 30, 2022

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the mutual funds. These securities are categorized as Level 1 securities.

In accordance with the Trust’s valuation policies and fair value determinations pursuant to Rule 2a-5 under the 1940 Act, the Adviser as Valuation Designee is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Valuation Designee would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded

Auer Growth Fund
Notes to the Financial Statements (continued)
November 30, 2022

on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Valuation Designee’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Valuation Designee is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of November 30, 2022:

	Valuation Inputs
Investments	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$40,262,302	$—	$—	$40,262,302
Money Market Funds	619,601	—	—	619,601
Total	$40,881,903	$—	$—	$40,881,903

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.50% of the Fund’s average daily net assets. For the fiscal year ended November 30, 2022, the Adviser earned a management fee of $456,098 from the Fund. At November 30, 2022, the Fund owed the Adviser $48,808 for management services.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting and transfer agent services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Fund, which are approved annually by the Board.

Under the terms of a Distribution Agreement with the Trust, Ultimus Fund Distributors, LLC (the “Distributor”) serves as principal underwriter to the Fund. The Distributor is a

Auer Growth Fund
Notes to the Financial Statements (continued)
November 30, 2022

wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

Certain officers and a Trustee of the Trust are also employees of Ultimus and such persons are not paid by the Fund for serving in such capacities.

The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees”, which means that they are not “interested persons” as defined in the 1940 Act. The Independent Trustees review and establish compensation at least annually. Each Independent Trustee of the Trust receives annual compensation, which is an established amount paid quarterly per fund in the Trust at the time of the regular quarterly Board meetings. The Chairman of the Board receives the highest compensation, commensurate with his additional duties and each Chair of a committee receives additional compensation as well. Independent Trustees also receive $1,000 for attending any special meeting that requires an in-person approval of a contract and $250 for the first hour and $200 for each additional hour for attending other special meetings. In addition, the Trust reimburses Independent Trustees for out-of-pocket expenses incurred in conjunction with attendance at meetings.

The Trust, with respect to the Fund, has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund can pay the Distributor, the Adviser and/or other financial institutions or any other person (the “Recipient”) a fee of 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of the Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. The Fund has not implemented its 12b-1 Plan, although the Fund may do so at any time upon 60 days notice to shareholders.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended November 30, 2022, purchases and sales of investment securities, other than short-term investments, were $53,326,321 and $44,176,549, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended November 30, 2022.

Auer Growth Fund
Notes to the Financial Statements (continued)
November 30, 2022

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a) (9) of the 1940 Act. At November 30, 2022, Bryan L. Auer and Janet Auer, who are married, Bryan P. Auer, and Robert Auer owned 61.79% of the Fund. As a result, Bryan L. Auer, Janet Auer, Bryan P. Auer, and Robert Auer each may be deemed to control the Fund. Bryan L. Auer, Bryan P. Auer, and Robert Auer are affiliates of the Fund.

NOTE 7. FEDERAL TAX INFORMATION

At November 30, 2022, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes was as follows:

Gross unrealized appreciation	$4,324,315
Gross unrealized depreciation	(1,658,545)
Net unrealized appreciation/(depreciation) on investments	$2,665,770
Tax cost of investments	$38,216,133

At November 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,139,696
Accumulated capital and other losses	(4,732)
Unrealized appreciation on investments	2,665,770
Total accumulated earnings	$4,800,734

As of November 30, 2022, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the return of capital basis adjustments of underlying securities.

Capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the flowing fiscal year for tax purposes. For the year ended November 30, 2022, the Fund deferred $4,732 of late year ordinary losses. The Fund utilized capital loss carryforwards of $3,863,029.

NOTE 8. SECTOR RISK

If the Fund has significant investments in the securities of issuers within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss in the Fund and increase the volatility of the Fund’s NAV per share. For instance, economic or market factors, regulatory

Auer Growth Fund
Notes to the Financial Statements (continued)
November 30, 2022

changes or other developments may negatively impact all companies in a particular sector, and therefore the value of the Fund’s portfolio will be adversely affected. As of November 30, 2022, the Fund had 26.60% of the value of its net assets invested in stocks within the Energy sector.

NOTE 9. COMMITMENTS AND CONTINGENCIES

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure, other than below.

On December 15, 2022, the Fund paid a short-term capital gain distribution of $0.7618 per share to shareholders of record on December 13, 2022.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Auer Growth Fund and

Board of Trustees of Unified Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Auer Growth Fund (the “Fund”), a series of Unified Series Trust, as of November 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2022, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2022, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2008.

COHEN & COMPANY, LTD.
Chicago, Illinois
January 26, 2023

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long- term cash flow projections; and its cash holdings and access to other funding sources. The Board approved the appointment of the Liquidity Administrator Committee, comprising certain Trust officers and employees of the Adviser. The Liquidity Administrator Committee maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The most recent Report, which was presented to the Board for consideration at its meeting held on August 16, 2022, outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation. During the review period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the review period the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that the Program is reasonably designed to prevent violation of the Liquidity Rule and has been effectively implemented.

Summary of Fund Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2022 through November 30, 2022.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

		Ending
	Beginning	Account	Expenses
	Account	Value	Paid	Annualized
	Value	November	During	Expense
	June 1, 2022	30, 2022	Period(a)	Ratio
Actual	$1,000.00	$1,049.60	$11.07	2.15%
Hypothetical(b)	$1,000.00	$1,014.27	$10.88	2.15%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

Shareholder Voting Results (Unaudited)

At a Special Shareholder Meeting at which a quorum was present, reconvened on September 13, 2022, Fund shareholders of record as of the close of business on July 5, 2022 voted to approve the following proposal:

Proposal 1: To elect the following individuals to serve on the Board of Trustees of the Trust:

Freddie Jacobs Jr.
Catharine Barrow McGauley
Kenneth G.Y. Grant
Daniel J. Condon
Gary A. Hippenstiel
Stephen A. Little
Ronald C. Tritschler
David R. Carson

	Shares Voted in	Shares Voted	Shares Needed to
Fund	Favor*	Against or Abstain*	Approve*
Auer Growth Fund	1,415,114	10,209	Plurality
	(99.28%)	(0.72%)	(greater than 50%)

*	as a percentage of the total voting securities of the Fund voted at the meeting at which a quorum was present.

Trustees and Officers (Unaudited)

GENERAL QUALIFICATIONS. The Board supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Chairman of the Board and more than 75% of the Trustees are “Independent Trustees,” which means that they are not “interested persons” (as defined in the 1940 Act) of the Trust or any adviser, sub-adviser or distributor of the Trust.

The following table provides information regarding the Independent Trustees.

Name, Address*, (Year of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Daniel J. Condon (1950)
Chairman, May 2022 to present; Chairman of the Audit Committee; Chairman of the Governance & Nominating Committee, May 2020 to May 2022; Independent Trustee, December 2002 to present	Current: Retired (2017 – present); Trustee, Peak Income Plus Fund (2022 – present).
Kenneth G.Y. Grant (1949) Chairman of the Governance & Nominating Committee, May 2022 to present; Chairman, January 2017 to May 2022; Independent Trustee, May 2008 to present

Current: Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2019 – present); Director, Advisors Charitable Gift Fund (2020 – present), a Donor Advised Fund; Trustee, Peak Income Plus Fund (2022 – present).

Previous: EVP, Benefit Plans Administrative Services, Inc., provider of retirement benefit plans administration (2019 – 2020); Director, Northeast Retirement Services (NRS) LLC, a transfer agent and fund administrator; and Director, Global Trust Company (GTC), a non-depository trust company sponsoring private investment products (2003 – 2019); EVP, NRS (2003 – 2019); GTC, EVP (2008 – 2019); EVP, Savings Banks Retirement Association (2003 – 2019), provider of qualified retirement benefit plans.

Ronald C. Tritschler (1952) Chairman of the Audit Committee, May 2022 to present; Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006	Current: Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director, Standpoint Multi-Asset (Cayman) Fund, Ltd. (2020 – present); Director of First State Bank of the Southeast (2000 – present); Trustee, Peak Income Plus Fund (2022 – present).
Catharine B. McGauley (1977) Independent Trustee, September 2022 to present	Current: Lead Portfolio Manager of Atlantic Charter Insurance, a workers’ compensation insurer, (2010 – present); Investment Advisor for a Family Office (2015 – present); Senior Analyst/Advisor for a Boston real estate company and related family (2010 – present); Trustee, Peak Income Plus Fund (2022 – present).
Freddie Jacobs, Jr. (1970) Independent Trustee, September 2022 to present

Current: Chief Operating Officer and Chief Risk Officer Northeast Retirement Services (NRS) LLC, and its subsidiary Director, Global Trust Company (GTC), NRS is a transfer agent and fund administrator, GTC is a non-depository trust company sponsoring private investment product (2021 – present); Trustee of Buckingham Browne & Nichols (BBN) (2018 – present); Member of the Finance Committee, BBN (2020 – present); Chairman Board of Directors of Crispus Attucks Fund (2020 – present); Board Member and Treasurer of New England Tennis Association (2017 – present); Board Member of Camp Harbor View (2020 – present); Trustee, Peak Income Plus Fund (2022 – present).

Previous: SVP, Senior Risk Officer NRS (2013 – 2021).

*	The address for each Trustee is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

**	As of the date of this report, the Trust consists of 31 series.

Trustees and Officers (Unaudited) (continued)

The following table provides information regarding the Interested Trustees and Officers of the Trust.

Name, Address*, (Year of Birth), Position with Trust, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
David R. Carson (1958) President, January 2016 to August 2021; Interested Trustee, August 2020 to present	Current: Senior Vice President Client Strategies of Ultimus Fund Solutions, LLC, since 2013; Interested Trustee of Ultimus Managers Trust, since 2020; Trustee, Peak Income Plus Fund (2022 – present); Trustee, Mammoth Institutional Credit Access Fund (2022 – present); Trustee, Mammoth Institutional Equity Access Fund (2022 – present).
Martin R. Dean (1963)
President, August 2021 to present; Vice President, November 2020 to August 2021; Chief Compliance Officer, April 2021 to August 2021; Assistant Chief Compliance Officer, January 2016 to April 2021	Current: Senior Vice President, Head of Fund Compliance of Ultimus Fund Solutions, LLC, since 2016.
Zachary P. Richmond (1980) Treasurer and Chief Financial Officer, November 2014 to present	Current: Vice President, Director of Financial Administration for Ultimus Fund Solutions, LLC, since 2015.
Gweneth K. Gosselink (1955) Chief Compliance Officer, August 2021 to present	Current: Assistant Vice President, Senior Compliance Officer of Ultimus Fund Solutions, LLC, since 2019. Previous: Chief Operating Officer & CCO at Miles Capital, Inc. (2013 – 2019).
Elisabeth Dahl (1962) Secretary, May 2017 to present; Assistant Secretary, March 2016 to May 2017	Current: Attorney, Ultimus Fund Solutions, LLC since March 2016.
Stephen Preston (1966) AML Compliance Officer, May 2017 to present	Current: Vice President and Chief Compliance Officer, Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC, since 2011.
Lynn E. Wood (1946) Assistant Chief Compliance Officer, April 2021 to present; Chief Compliance Officer, October 2004 to April 2021	Current: Managing Member, Buttonwood Compliance Partners, LLC, since 2013.

*	The address for each Officer is 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

Other Information (Unaudited)

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (888) 711-2837 to request a copy of the SAI or to make shareholder inquiries.

Adviser Agreement Renewal (Unaudited)

The Auer Growth Fund (the “Fund”) is a series of Unified Series Trust (the “Trust”). The Trust’s Board of Trustees (the “Board”) oversees the management of the Fund and, as required by law, has considered the approval of the continuance of the Fund’s management agreement with its investment adviser, SBAuer Funds, LLC (“Auer”).

The Board requested and evaluated all information that the Trustees deemed reasonably necessary under the circumstances in connection with the approval of the continuance of the management agreement.

The Trustees held a teleconference on August 10, 2022 to review and discuss materials compiled by Ultimus Fund Solutions, LLC, the Trust’s administrator, with regard to the management agreement between the Trust and Auer. At the Trustees’ quarterly meeting held in August 2022, the Board interviewed certain executives of Auer, including Auer’s Chief Compliance Officer, its Portfolio Manager and Operations Manager, and its Senior Portfolio Manager. After discussion, the Trustees, including the Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended) of the Trust or Auer (the “Independent Trustees”), approved the continuance of the management agreement between the Trust and Auer for an additional year. The Trustees’ approval of the continuance of the Fund’s management agreement was based on a consideration of all the information provided to the Trustees, and was not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated this information differently, ascribing different weights to various factors.

(i) The Nature, Extent, and Quality of Services. The Trustees reviewed and considered information regarding the nature, extent, and quality of services that Auer provides to the Fund, which include, but are not limited to, providing a continuous investment program for the Fund, adhering to the Fund’s investment restrictions, complying with the Trust’s policies and procedures, and voting proxies on behalf of the Fund. The Trustees considered the qualifications and experience of Auer’s portfolio manager who is responsible for the day-to-day management of the Fund’s portfolio, as well as the qualifications and experience of the other individuals at Auer who provide services to the Fund. They noted the systematic approach to investment process, comprehensive compliance program, and quality of the Auer personnel. The Trustees concluded that they were satisfied with the nature, extent, and quality of investment management services provided by Auer to the Fund.

(ii) Fund Performance. The Trustees next reviewed and discussed the Fund’s performance for periods ended June 30, 2022. The Trustees observed that the Fund had outperformed its benchmark, the S&P 500 Index, for the one- and three-year periods but underperformed for the five-year and since inception periods. The Trustees noted that the Fund outperformed the average return of its Morningstar Small Value Category and peer group, for the one-, three-, and five-year periods but underperformed for the since inception period. It was the consensus of the Trustees that it was reasonable to conclude that Auer has the ability to manage the Fund successfully from a performance standpoint.

(iii) Fee Rate and Profitability. The Trustees reviewed a fee and expense comparison for funds in the Morningstar Small Value Category and peer group, which indicated that the Fund’s management fee and net expenses are higher than the averages and medians for funds in the Morningstar category and peer group but within the range of each. The Trustees considered Auer’s

Adviser Agreement Renewal (Unaudited) (continued)

explanation that the Fund was actively managed and indicated that they agreed with Auer that the extensive work done in manually reviewing and evaluating earnings reports as part of its investment process provides support for a higher than average management fee. The Trustees also noted that the Fund does not currently compare well in market capitalization or style to either its benchmark or its category and that may contribute to any comparative fee analysis.

The Trustees also considered a profitability analysis prepared by Auer for its management of the Fund, which indicated that Auer is earning a slight profit as a result of managing the Fund.

The Trustees considered other potential benefits that Auer may receive in connection with its management of the Fund, including third-party research obtained by soft dollars, and noted Auer’s representation that it does not enter into soft dollar arrangements on behalf of the Fund. After considering the above information, the Trustees concluded that the current management fee for the Fund represents reasonable compensation in light of the nature and quality of Auer’s services to the Fund, the fees paid by competitive mutual funds, and the profitability of Auer’s services to the Fund.

(iv) Economies of Scale. In determining the reasonableness of the management fee, the Trustees also considered the extent to which Auer will realize economies of scale as the Fund grows larger. The Trustees determined that, in light of the size of the Fund and Auer’s level of profitability in managing the Fund, Auer is not realizing benefits from economies of scale in managing the Fund and therefore it is premature to reduce the management fee or introduce breakpoints at this time.

Privacy Notice

Rev. January 2020

FACTS	WHAT DOES AUER GROWTH FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    account balances and account transactions

■    transaction or loss history and purchase history

■    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes
For our marketing purposes— to offer our products and services to you	No
For joint marketing with other financial companies	No
For our affiliates’ everyday business purposes— information about your transactions and experiences	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No
For nonaffiliates to market to you	No

Questions?	Call (888) 711-2837

Who we are
Who is providing this notice?	Auer Growth Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does the Fund collect my personal information?

We collect your personal information, for example, when you

■    open an account or deposit money

■    buy securities from us or sell securities to us

■    make deposits or withdrawals from your account

■    give us your account information

■    make a wire transfer

■    tell us who receives the money

■    tell us where to send the money

■    show your government-issued ID

■    show your driver’s license

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    sharing for affiliates’ everyday business purposes—information about your creditworthiness

■    affiliates from using your information to market to you

■    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ SBAuer Funds, LLC., the investment adviser to the Fund, could be deemed to be an affiliate.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ The Fund does not share your personal information with nonaffiliates so they can market to you
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Fund does not jointly market.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30, are available (1) without charge upon request by calling the Fund at (888) 711-2837 and (2) in Fund documents filed with the SEC on the SEC’s website at www.sec.gov.

TRUSTEES	INDEPENDENT REGISTERED
Daniel J. Condon, Chairman	PUBLIC ACCOUNTING FIRM
David R. Carson	Cohen & Company, Ltd.
Kenneth G.Y. Grant	151 North Franklin Street, Suite 575
Freddie Jacobs, Jr.	Chicago, IL 60606
Catharine B. McGauley
Ronald C. Tritschler

OFFICERS	LEGAL COUNSEL
Martin R. Dean, President	Thompson Hine LLP
Gweneth K. Gosselink,	312 Walnut Street, 20th Floor
Chief Compliance Officer	Cincinnati, OH 45202
Zachary P. Richmond,
Treasurer and Chief Financial Officer
Lynn E. Wood, Assistant Chief
Compliance Officer

INVESTMENT ADVISER	CUSTODIAN
SBAuer Funds, LLC	Huntington National Bank
8801 River Crossing Blvd, Suite 100	41 South High Street
Indianapolis, IN 46240	Columbus, OH 43215

DISTRIBUTOR	ADMINISTRATOR, TRANSFER
Ultimus Fund Distributors, LLC	AGENT AND FUND ACCOUNTANT
225 Pictoria Drive, Suite 450	Ultimus Fund Solutions, LLC
Cincinnati, OH 45246	225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Ultimus Fund Distributors, LLC

Member FINRA/SIPC

AUER-AR-22

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Freddie Jacobs, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Auer Growth Fund:	FY 2022	$14,600
	FY 2021	$13,800

(b)        Audit-Related Fees

		Registrant
Auer Growth Fund:	FY 2022	$0
	FY 2021	$0

(c)       Tax Fees

		Registrant
Auer Growth Fund:	FY 2022	$4,300
	FY 2021	$4,300

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All Other Fees

		Registrant
Auer Growth Fund:	FY 2022	$0
	FY 2021	$0

Nature of the fees: Not applicable

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

                                          Registrant                  Adviser

FY 2022                               $ 0                           $ 0

FY 2021                               $ 0                           $ 0

(h)        The registrant’s audit committee has considered that the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Companies.

NOT APPLICABLE - applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a) (1) Code is filed herewith

(2)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)       Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By /s/ Martin R. Dean

Martin R. Dean, President

Date 2/2/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Martin R. Dean

Martin R. Dean, President

Date 2/2/2023

By /s/ Zachary P. Richmond

Zachary P. Richmond, Treasurer

Date 2/2/2023